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                                                    [FORM OF AFFILIATE LETTER]


                                                                     EXHIBIT 1


                                                  December 18, 1997



Sovereign Bancorp, Inc.
1130 Berkshire Boulevard
Wyomissing, Pennsylvania  19610

Ladies and Gentlemen:

         Sovereign Bancorp, Inc. ("Sovereign") and First Home Bancorp Inc. ("First Home") desire to enter into an agreement dated December 18, 1997 ("Agreement"), pursuant to which, subject to the terms and conditions set forth therein, (a) First Home will merge with and into Sovereign with Sovereign surviving the merger, and (b) shareholders of First Home will receive common stock of Sovereign in exchange for common stock of First Home outstanding on the closing date (the foregoing, collectively, referred to herein as the "Merger").

         Sovereign has required, as a condition to its execution and delivery to First Home of the Agreement, that the undersigned, being directors, executive officers and major shareholders of First Home, execute and deliver to Sovereign this Letter Agreement.

         Each of the undersigned, in order to induce Sovereign to execute and deliver to First Home the Agreement, hereby irrevocably:

                  (a) Agrees to be present (in person or by proxy) at all meetings of shareholders of First Home called to vote for approval of the Agreement and the Merger so that all shares of common stock of First Home then owned by the undersigned will be counted for the purpose of determining the presence of a quorum at such meetings and to vote or cause to be voted all such shares in favor of approval and adoption of the Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of First Home);



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                  (b) Agrees not to vote or execute any written consent to
rescind or amend in any manner any prior vote or written consent, as a shareholder of First Home, to approve or adopt the Agreement;

                  (c) Agrees to use reasonable best efforts to cause the Merger to be consummated; provided, however, that the undersigned shall not be required to take any actions under this subparagraph in such person's capacity as a director if the fiduciary duty of such person in such capacity legally requires otherwise and such person is so advised in a written opinion of counsel;

                  (d) Agrees not to offer, sell, transfer or otherwise dispose of any shares of common stock of Sovereign received in the Merger, except (i) at such time as a registration statement under the Securities Act of 1933, as amended ("Securities Act") covering sales of such Sovereign common stock is effective and a prospectus is made available under the Securities Act, (ii) within the limits, and in accordance with the applicable provisions of, Rule 145(d) under the Securities Act, or (iii) in a transaction which, in the opinion of counsel satisfactory to Sovereign or as described in a "no-action" or interpretive letter from the staff of the Securities and Exchange Commission ("SEC"), is not required to be registered under the Securities Act; and acknowledges and agrees that Sovereign is under no obligation to register the sale, transfer or other disposition of Sovereign common stock by the undersigned or on behalf of the undersigned, or to take any other action necessary to make an exemption from registration available;

                  (e) Notwithstanding the foregoing, agrees not to sell, or in any other way reduce the risk of the undersigned relative to, any shares of common stock of First Home or of common stock of Sovereign, during the period commencing thirty days prior to the effective date of the Merger and ending on the date on which financial results covering at least thirty days of post-Merger combined operations of Sovereign and First Home have been published within the meaning of Section 201.01 of the SEC's Codification of Financial Reporting Policies provided, however, that excluded from the foregoing undertaking shall be such sales, pledges, transfers or other dispositions of shares of First Home Common Stock or shares of Sovereign Common Stock which, in the reasonable opinion of counsel for Sovereign, are individually and in the aggregate de minimis within the meaning of Topic 2-E of the Staff Accounting Bulletin Series of the Securities and Exchange Commission;



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                  (f) Agrees that neither First Home nor Sovereign shall not be bound by any attempted sale of any shares of First Home Common Stock or Sovereign common stock, respectively, and Sovereign's transfer agents shall be given an appropriate stop transfer order and shall not be required to register any such attempted sale, unless the sale has been effected in compliance with the terms of this Letter Agreement; and further agrees that the certificate representing shares of Sovereign common stock owned by the undersigned may be endorsed with a restrictive legend consistent with the terms of this Letter Agreement;

                  (g) Acknowledges and agrees that the provisions of subparagraphs (d), (e) and (f) hereof also apply to shares of Sovereign common stock received in the Merger (or any shares of First Home common stock or of Sovereign common stock, whether or not received in the Merger, for the period referred to in subparagraph (e) above) owned by (i) his or her spouse, (ii) any of his or her relatives or relatives of his or her spouse occupying his or her home, (iii) any trust or estate in which he or she, his or her spouse, or any such relative owns at least a 10% beneficial interest or of which any of them serves as trustee, executor or in any similar capacity, and (iv) any corporation or other organization in which the undersigned, any affiliate of the undersigned, his or her spouse, or any such relative owns at least 10% of any class of equity securities or of the equity interest;

                  (h) Represents that the undersigned has no plan or intention to sell, exchange, or otherwise dispose of any shares of common stock of Sovereign to be received in the Merger prior to expiration of the time period referred to in subparagraph (e) hereof; and

                  (i) Represents that the undersigned has the capacity to enter into this Letter Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights and general equitable principles.
                           ------------------------

         The obligations set forth herein shall terminate concurrently with any termination of the Agreement.
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         This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same Letter Agreement.
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         This Letter Agreement shall terminate concurrently with any termination of the Agreement in accordance with its terms.
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         The undersigned intend to be legally bound hereby.

                                           Sincerely,

                                           /s/ Robert A. DiValerio
                                           ----------------------------
                                           Robert A. DiValerio

                                           /s/ Adam J. Gagliardi
                                           ----------------------------
                                           Adam J. Gagliardi

                                           /s/ Eugene J. Martell
                                           ----------------------------
                                           Eugene J. Martell

                                           /s/ Stephen D. Miller
                                           ----------------------------
                                           Stephen D. Miller

                                           /s/ Duff P. O'Connor
                                           ----------------------------
                                           Duff P. O'Connor

                                           /s/ Frederick M. Palfrey
                                           ----------------------------
                                           Frederick M. Palfrey

                                           /s/ W.  Kenneth Porch
                                           ----------------------------
                                           W. Kenneth Porch

                                           /s/ Stephen R. Selverian
                                           ----------------------------
                                           Stephen R. Selverian

                                           /s/ Rodger D. Shay
                                           ----------------------------
                                           Rodger D. Shay

                                           /s/ Grace D. Shay
                                           ----------------------------
                                           Grace D. Shay